Securities Act Registration No. 33-37426
Investment Company Act Reg. No. 811-06194

SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 44	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 45 ☒ (Check appropriate box or boxes.)
UTC NORTH AMERICAN FUND, INC. (Exact Name of Registrant as Specified in Charter)
UTC North American Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 (ZIP Code) (Address of Principal Executive Offices)
(800) 368-3322 (Registrant’s Telephone Number, including Area Code)
CSC-Lawyers Incorporating Service Company 7 St. Paul Street, Suite 820 Baltimore, MD 21202 (Name and Address of Agent for Service)

Copies to:

Jeffery R. Atkin, Esq. Foley & Lardner LLP 555 S. Flower St., Suite 3500 Los Angeles, CA 90071	Peter D. Fetzer, Esq. Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, WI 53202

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)
☐ on (dated) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

P R O S P E C T U S
April 28, 2017

UTC NORTH AMERICAN FUND

(Ticker symbol: UTCNX)

The UTC North American Fund (Fund) is a mutual fund seeking high current income and capital appreciation by investing in U.S. government securities and equity and debt securities of North American companies.  The Fund is an open-end, diversified management investment company.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how the Fund invests and the services it offers to shareholders.

UTC North American Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI  53202
1-800-368-3322 (U.S.)
1-868-624-8648 (non U.S. residents)
http://www.ttutc.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The Trinidad and Tobago Securities and Exchange Commission has not in any way evaluated the merits of the securities offered hereunder and any representation to the contrary is an offence.

Table of Contents - Prospectus

TABLE OF CONTENTS

Table of Contents - Prospectus
i

Summary Section

Investment Objective

The goal of the Fund is high current income and capital appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original, purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed within 30 calendar days)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%
Distribution (12b-1) Fees	0.50%
Other Expenses	1.27%
Total Annual Fund Operating Expenses	2.21%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
UTC North American Fund	$224	$691	$1,185	$2,544

Table of Contents - Prospectus

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 120.25% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to meet its objective by investing its assets in:

▪	U.S. government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities;

▪	investment grade corporate bonds;

▪	investment grade foreign government bonds;

▪	equity securities of medium capitalization (between $2 billion and $7 billion) and large capitalization ($7 billion and above) North American companies;

▪	American Depositary Receipts (ADRs);

▪	certificates of deposit; and

▪
other investment companies such as the Schemes of the Trinidad and Tobago Unit Trust Corporation, which are separate investment companies created by the Unit Trust Corporation of Trinidad and Tobago Act of 1981, and money market funds.

Under normal market conditions, the Fund will maintain a level of at least 80% of its total assets invested in the types of debt and equity securities identified above of companies domiciled in North America.  The term “North America” includes Mexico, the United States, Canada, Greenland, Central America and the independent nations in the Caribbean Sea, including Trinidad and Tobago.

Regarding the debt securities portion of the portfolio, the Fund invests primarily in fixed income securities of North American corporate issuers that are rated investment grade or better (namely, rated in one of the four highest rating categories by a nationally recognized statistical rating organization (NRSRO)) or determined to be of comparable quality by the Fund’s portfolio managers, debt securities of non-U.S. governments that are rated investment grade or better or determined to be of comparable quality by the Fund’s portfolio managers, and U.S. government securities.

Regarding the equity securities portion of the portfolio, the Fund invests in equity securities of North American companies, including common stocks, preferred stocks, and convertible securities.   The Fund may also invest in ADRs and securities of foreign companies.  ADRs are equity securities trading on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

The Fund selects equity securities of companies that the Fund’s portfolio managers believe are undervalued based on the current price relative to the long-term prospects of the company.  The Fund’s portfolio managers also consider a company’s actual and prospective earnings, return on equity and assets to liabilities ratio when selecting stocks.

Table of Contents - Prospectus

The Fund, in response to adverse market, economic, political or other conditions, may take a temporary defensive position.  The Fund will sell a security if its portfolio manager believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for further appreciation.

Principal Risks of Investing in the Fund

The Fund is a suitable investment for investors with long-term investment goals.  Like all mutual funds, investing in the Fund involves certain risks, which may cause you to lose money.  These risks include:

▪
Stock Market Risk:  Funds that hold equity securities are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, the Fund is likely to decline in value.  The Fund’s focus on medium to large capitalization stocks and value-style of investing subject it to the risk that its performance may be lower than that of other types of funds with equity portfolios that focus on other types of stocks (such as small capitalization stocks) or that have a broader investment style (such as growth or general market).  The Fund is also subject to the risk that medium to large capitalization and/or value stocks may under-perform other segments of the equity market or the equity market as a whole.  In general, the prices of the securities in which the Fund invests may decline for a number of reasons.  The price declines of common stocks may be steep, sudden and/or prolonged.

▪
Securities Selection Risk:  The portfolio securities held by the Fund may decline in value or not increase in value when the market in general is rising and may fail to meet the Fund’s investment objective.

▪
Interest Rate Risk:  In general, the value of bonds and other debt securities rises when interest rates fall and falls when interest rates rise.  Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.  While bonds and other debt securities normally fluctuate less in price than do common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.  The Fund may be subject to greater risk of rising interest rates due to the current period of historically low interest rates.

▪
Credit Risk:  The Fund may invest in debt securities not backed by the full faith and credit of the United States.  The issuers of such bonds and other debt securities may not be able to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the issuer, leading to greater volatility in the price of the security.

▪
Prepayment Risk:  The issuers of bonds and other debt securities held by the Fund may prepay the principal due on such securities, particularly during periods of declining interest rates.  Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise.  Rising interest rates may cause prepayments to occur at a slower than expected rate.  This will increase the average life of the security and make the security more sensitive to interest rate changes.

Table of Contents - Prospectus

▪
Duration Risk.  Duration is a measure that relates the expected price volatility of a fixed-income instrument to changes in interest rates.  The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security.  Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.  For example, a fixed-income security with a duration of three years would be expected to decrease in value by approximately 3% if interest rates increase by 1%.

▪
Small Capitalization Risk:  Though the Fund’s focus is on medium to large capitalization stocks, the Fund may invest in small capitalization stocks.  Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of small companies are often more volatile and tend to have less trading volume than those of large companies.  Less trading volume may make it more difficult to sell securities of small companies at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of small companies underperform.

▪
Liquidity Risk.  Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments.  Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them.  The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund.  Liquidity issues may also make it difficult to value the Fund’s investments.

▪	Foreign Investment Risks: These are risks associated with investing in foreign securities that are in addition to the risks associated with investing in U.S. securities.

▪
Foreign Political and Economic Risks:  The degree of political and economic stability varies from country to country.  If a country confiscates money from foreigners or takes over an industry, the Fund may lose some or all of any particular investment in that country.  Parts of individual foreign economies may vary favorably or unfavorably from the U.S. economy (for example, inflation rate), which may affect the value of the Fund’s investment in any foreign country.

▪
Foreign Investment Expense Risk:  Investing in foreign securities generally costs more than investing in U.S. securities because of higher transaction costs, such as the commissions paid per share.  As a result, mutual funds that invest in foreign securities tend to have higher expenses due to higher commissions and higher advisory and custodial fees.

Table of Contents - Prospectus

▪
Currency Risk:  Foreign currency risk is the risk that the U.S. dollar value of foreign securities held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  The value of the Fund may go up and down as the value of the dollar rises and falls compared to a foreign currency.

▪
Governmental Regulation Risk:  Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets.  Also, many foreign governments impose restrictions on investments as well as taxes or other restrictions on repatriation of investment income.  The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

▪
Corporate Disclosure Standard Risk:  Many countries have laws making information on publicly traded companies, banks and governments more difficult to obtain, incomplete or unavailable.  The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, for securities of different countries.

▪
Liquidity Risk:  Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, which means that the foreign market may have less liquidity.  Lower liquidity in a foreign market can affect the Fund’s ability to purchase or sell blocks of securities and obtain the best price in the foreign market.  This may cause the Fund to lose opportunities for favorable purchases or sales of investments.  Because foreign markets trade at times and on days different than U.S. markets, the Fund’s value may change when an investor’s account cannot be accessed.

▪
High Portfolio Turnover Risk:  High portfolio turnover will produce higher transaction costs (such as brokerage commissions or markups or markdowns) that the Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Fund’s after-tax performance.

Table of Contents - Prospectus

Performance Information

        The bar chart and table that follow provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns over 1, 5 and 10 years compare with those of an index that reflects a broad measure of market performance, the S&P 500 Index, as well as additional indices that reflect the performance of investments similar to those of the Fund, Bloomberg Barclays U.S. Government/Credit Bond Index (f/k/a Barclays U.S. Government/Credit Bond Index) and the Blended Index.  Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

UTC North American Fund
Year-by-year total return as of 12/31
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
1.77%
-31.90%
17.23%
5.49%
-3.47%
6.04%
14.68%
10.65%
-3.71%
7.80%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Best Quarter:	Quarter ended September 30, 2009	9.74%
Worst Quarter:	Quarter ended December 31, 2008	-17.02%

Average Annual Total Returns (for the periods ended December 31, 2016 )	Past One Year	Past Five Years	Past Ten Years
Fund Return Before Taxes	7.80%	6.91%	1.46%
Fund Return After Taxes on Distributions	7.47%	5.36%	0.66%
Fund Return After Taxes on Distributions and Sale of Fund Shares	4.69%	5.34%	1.10%
S&P 500 Index (no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Government/Credit Bond Index (no deduction for fees, expenses or taxes)	3.05%	2.29%	4.40%
Blended Index (S&P 500 (70%) and Barclays U.S. Government/Credit Bond Index (30%)) (no deduction for fees, expenses or taxes)	9.29%	10.95%	6.19%

We use the Bloomberg Barclays U.S. Government/Credit Bond Index and Blended Index as additional indices because they compare the Fund’s performance with the returns of an indices reflecting the performance of investments similar to those of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

Investment Adviser

UTC Fund Services, Inc. is the investment adviser to the Fund.

Table of Contents - Prospectus

Sub-Advisor

Goldman Sachs Asset Management, L.P. is the sub-advisor for the equity component of the Fund.

Portfolio Managers

The Fund’s portfolio management team for the non-equity component is comprised of Karen Guyadeen-Gosine and Deyson Scott.  Karen Guyadeen-Gosine currently serves as Assistant Vice President of Investment Research & Portfolio Management Services at the Unit Trust Corporation (she has been at the Unit Trust Corporation for fifteen years), and has responsibility for the Fund’s investment strategy implementation.  Deyson Scott currently serves as a Portfolio Manager of the Fund, after having assumed responsibility for the day-to-day management of the Fund’s assets in January 2015 (he has been at the Unit Trust Corporation since 2009).

The Fund’s portfolio management team for the equity component is comprised of Sean Gallagher, Managing Director (he has been at GSAM since 2000) and John Arege, CFA, Managing Director (he has been at GSAM since 2006).

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $250.  There is a $100 subsequent minimum investment requirement.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open.  You may redeem or purchase Fund shares by sending the letter of instruction to UTC North American Fund, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents).  Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contents - Prospectus

Non-Principal Investment Strategies and Portfolio Holdings

Other Investment Companies

The Fund may invest a limited amount in other investment companies such as the Schemes of the Trinidad and Tobago Unit Trust Corporation.  The Schemes of the Trinidad and Tobago Unit Trust Corporation are separate investment companies created by the Unit Trust Corporation of Trinidad and Tobago Act of 1981.  The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities and fixed income securities of Trinidad and Tobago corporations and in Trinidad and Tobago government securities.

Temporary Investments

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions allowing it to invest up to 100% of its total assets in cash or money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes).  The Fund will be not able to achieve its investment objective to the extent that it invests in cash, money market instruments or other defensive instruments.  When the Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Non-Principal Risks

The Fund is subject to the following non-principal risks:

Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Manager and/or the Fund’s service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money.  If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Table of Contents - Prospectus

Cash Management and Defensive Investing Risk

The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate.  If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.  If the Fund holds cash uninvested, the Fund will not earn income on the cash.  If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective .

Management of the Fund

Investment Adviser

                                UTC Fund Services, Inc. (the “Manager”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation, is the investment adviser to the Fund.  The Manager manages the investment portfolio of the Fund.  The Manager’s address is UTC Financial Centre, 82 Independence Square, Port of Spain, Trinidad and Tobago.  As of December 31, 2016, the Trinidad and Tobago Unit Trust Corporation had approximately $3.2 billion (U.S. dollars) in assets under management, including mutual funds and privately managed accounts.  The Fund pays the Manager an annual investment advisory fee, equal to 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.  For the fiscal period from January 1, 2016 to December 31, 2016, the Fund paid the Manager an investment advisory fee equal to $172,567.  A discussion regarding the basis for the Board of Directors’ approving the investment advisory contract with the Manager is available in the semi-annual report for the period ending June 30, 2016, which was filed with the Securities and Exchange Commission on September 9, 2016.

Sub-Advisor

The Manager delegates authority to determine what investments should be purchased and sold, and to place orders for all such purchases and sales, regarding the equity component of the Fund to Goldman Sachs Asset Management, L.P. (“GSAM”).  GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and has been registered with the Securities and Exchange Commission as an investment advisor since 1990.  GSAM maintains offices at 200 West Street, New York, New York 10282.  A discussion regarding the basis for the Board of Directors’ approving the investment advisory contract with GSAM is available in the semi-annual report for the period ending June 30, 2015, which was filed with the Securities and Exchange Commission on September 8, 2015.

Portfolio Managers

Karen Guyadeen-Gosine is responsible for investment strategy formulation and execution of the Fund.  Mrs. Guyadeen-Gosine holds a MBA in Business Management from Heriot Watt University of Edinburgh Scotland.  She has been working at the Unit Trust Corporation for the past fifteen years, progressing from Management Trainee to Portfolio Manager to Senior Portfolio Manager then to Assistant Vice President.  Deyson Scott is responsible for the day-to-day management of the Fund’s assets.  Mr. Scott, a Portfolio Manager assigned to the Fund, has been a Senior Portfolio Manager with the Unit Trust Corporation since 2009. He has worked on the TT and US Dollar Income Funds and is now responsible for the Corporation’s Balanced Funds, namely the Growth and Income Fund, the Universal Retirement Fund and the North American Fund. He has been a key contributor to the investment process of the organization since 2006. Mr. Scott earned a BSc. in Economics from the University of the West Indies and is a holder of a Post graduate diploma in Business Administration from the University of Leicester.

Table of Contents - Prospectus

GSAM manages the Fund’s equity component assets. Sean Gallagher has been a portfolio manager of the Fund’s equity component since 2015 and head of the US Value Equity Team at GSAM, where he oversees the portfolio management and investment research efforts for GSAM’s US Value Equity accounts.  Mr. Gallaher has 22 years of industry experience and has been a member of the US Value Equity Team since 2000.  Prior to joining GSAM, Mr. Gallagher spent 6 years as a research analyst at Merrill Lynch Asset Management focusing on technology, telecomm and REITs.  Mr. Gallagher received a BS in Finance from Drexel University and an MBA in Finance and Accounting from the Stern School of Business at New York University.  John Arege, CFA has been a portfolio manager of the Fund’s equity component since 2015 and is a portfolio manager of GSAM’s US Value Equity Team, where he has broad research responsibilities across the value strategies.  Mr. Arege joined GSAM in 2006 and became a portfolio manager on the US Value Equity Team in 2007.  Prior to this, Mr. Arege was a senior analyst responsible for the energy and financial services sectors on the value team at Merrill Lynch Investment Managers.  Prior to that, Mr. Arege worked for Standard & Poor’s in New York.  Mr. Arege received his BA from Catholic University and a Masters in Finance from Boston University.  Mr. Arege also holds a law degree and is a CFA Charter-holder.

The Statement of Additional Information provides additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

Board of Directors

The Manager is subject to the authority of the Board of Directors.  The Board of Directors is presently comprised of seven members, four of whom reside outside the United States in the Republic of Trinidad and Tobago.  More details regarding the individual Directors and the duties of the Board of Directors can be found in the Statement of Additional Information.

Under federal, state and particularly the Maryland General Corporation Law where the Company is incorporated, directors and officers of the Company must lawfully perform their fiduciary duties in managing the Company.  As an investor of the Fund, you should be aware that you may not be able to effectively serve process on the Company’s nonresident directors and officers to enforce any civil liabilities under federal and state securities laws.  The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments.  Therefore, you may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

How is the Fund’s Share Price Determined?

The price at which you purchase and redeem shares of the Fund is called the net asset value (NAV).  The Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on national holidays, Good Friday and weekends.  The NAV is the value of the Fund’s assets, less its liabilities, divided by the number of shares outstanding of the Fund.  The Fund will process purchase orders that it receives in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  Good order purchase or redemption requests received after the close of regular trading will be processed on the next day the NYSE is open.  Each security owned by the Fund is valued at its last sale price or official closing price on the date as of which assets are valued.  If market quotations are not available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange.

Table of Contents - Prospectus

How do You Purchase Shares of the Fund?

To open an account, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts and IRAs	$250	$100

Good Order Purchase Requests

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

▪	the name of the Fund: UTC North American Fund
▪	the dollar amount of shares to be purchased
▪	account application form or investment stub
▪	check payable to the UTC North American Fund

Methods of Buying

Through a broker/dealer organization
You can purchase shares of the Fund through any broker-dealer organization that has an agreement with UTC Financial Services USA, Inc., the Fund’s distributor in the United States.  The broker-dealer organization is responsible for sending your purchase order to the Fund’s transfer agent.  In order to receive the next computed NAV, the broker must receive your purchase order in good order by 4:00 p.m. Eastern Time.  Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail
You can purchase shares of the Fund through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC.  To open an account, complete an account application form and send it together with your check to the address below.  To make additional investments once you have opened your account, send your check together with the detachable form that is included with your Fund account statement or confirmation.  You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below.  Checks should be made payable to “UTC North American Fund.”  If your check is returned for any reason, a $25 fee will be assessed against your account.  You will be responsible for any losses suffered by the Fund as a result.

Table of Contents - Prospectus

All checks must be in U.S. dollars drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in an amount of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

	Regular Mail UTC North American Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery UTC North American Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.

In compliance with the USA Patriot Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program.  As requested on the application, you should supply your full name, date of birth, social security number (or its equivalent for foreign investors) and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Fund’s transfer agent 1‑800‑368‑3322 (or 1-868-624-8648 for non-U.S. residents) if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

By telephone
The telephone purchase option may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases.  If you have given authorization for telephone transactions and your account has been open for at least fifteen (15) days, call the Fund toll free at 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents) and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.  Each telephone purchase must be $100 or more.  Shares will be purchased on your account on the day your order is received.  For security reasons, requests by telephone will be recorded.

Once a telephone transaction has been placed, it cannot be canceled or modified.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Table of Contents - Prospectus

By wire
If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application.  You can mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed account application, the transfer agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #:  075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further Credit: UTC North American Fund
(your name or the title on the account)
(your account #)

For subsequent investments by wire, please contact the transfer agent in advance of sending your funds, to advise them of your intent to wire.  This will ensure prompt and accurate credit upon receipt of your wire.  Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequence of delays resulting from banking or Federal Reserve wire system or from incomplete wiring instructions.

Through an automatic investment plan
Once your account has been opened, you may purchase shares of the Fund through an Automatic Investment Plan (AIP).  The minimum investment amount of each such purchase is $100.  You can have money automatically transferred from your checking or savings account monthly.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Fund may modify or terminate the AIP at any time.  The first AIP purchase will take place no earlier than fifteen (15) days after the transfer agent has received your request.  If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account.  Any request to change or terminate an AIP can be made by telephone at 1-800-368-3320 (or 1-868-624-8648 for non-U.S. residents) or in writing, at least five (5) days prior to the effective date.

How do You Sell Shares of the Fund?

Methods of Selling

Through a broker/dealer organization
If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization.  The organization is responsible for sending your redemption order to the Fund’s transfer agent on a timely basis.  Please keep in mind that your broker-dealer may charge additional fees for its services.

Table of Contents - Prospectus

By mail
If you purchased your shares through the Fund’s transfer agent, you should send your written redemption request to the address below.  Your request should contain the Fund’s name, your account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all account holders sign the letter.  Additional documents are required for shareholders that are corporations, partnerships, executors, trustees, administrators, or guardians (namely, corporate resolutions or trust documents indicating proper authorization).

	Regular Mail UTC North American Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery UTC North American Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

A signature guarantee of each owner is required in the following situations:
• If ownership is changed on your account;
• When redemption proceeds are sent to any person, address or bank account not on record;
• Written requests to wire redemption proceeds (if not previously authorized on the account);
• If a change of address was received by the transfer agent within the last fifteen (15) days; or
• For all redemptions of $50,000 or more from any shareholder account.

In addition to the situations described above, the Fund and /or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.  The Fund may waive the signature guarantee requirement in certain circumstances.

A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.  You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions.  A notary public cannot guarantee signatures.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature validation program (SVP) stamp from a signature validation program member or other acceptable form of authentication from a financial institution source.  You can get a SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

Table of Contents - Prospectus

By telephone
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing to the Fund’s transfer agent) you may redeem shares in any amount, but not less than $100 by calling 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents).  Once a telephone transaction has been placed, it cannot be canceled or modified.  Redemption proceeds will be sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the Automated Clearing House (ACH) network to the bank account established on your fund account.  There is a $15 fee for each domestic wire transfer and a $30 fee for an international outgoing wire transfer.  If proceeds are sent via the ACH network, the funds are usually available in two to three (2-3) business days.  A signature guarantee may be required of all shareholders to establish or modify certain services, including telephone redemption on an account.  For security reasons, requests by telephone will be recorded.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Through a systematic withdrawal plan
Investors who own shares of the Fund valued at a minimum of $10,000 may establish a Systematic Withdrawal Plan.  Regularly scheduled payments (for example, monthly, quarterly or annually) will be made by selling Fund shares and mailing the proceeds via check to the address of record, or sending the proceeds via electronic funds transfer through the Automated Clearing House (ACH) system to your bank account.  The minimum payment amount is $100 and if the date you select to have the withdrawal made is a weekend or holiday, the redemption will be made on the next business day.  You may elect this option by completing the appropriate section of the account application or by writing to the transfer agent.

When Redemption Proceeds are Sent to You

Your shares will be redeemed at the NAV next determined after the transfer agent receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.

All requests received in good order by the transfer agent before the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) will normally be wired to the bank you indicate or mailed on the following day to the address of record.

If you purchase shares using a check and soon after request a redemption, the Fund’s transfer agent will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within twelve (12) calendar days from the purchase date).

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any ninety (90)-day period for any one shareholder.  The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Fund’s portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Table of Contents - Prospectus

Redemption Requests in Good Order

When making a redemption request, make sure your request is in good order.  “Good order” means your letter of instruction includes:

▪	the name of the Fund:	UTC North American Fund

▪	the dollar amount or the number of shares to be redeemed

▪	signatures of all registered shareholders exactly as the shares are registered, and signature guarantees if necessary

▪	the account number

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, the Fund may mail you a notice if your account falls below $250 requesting that you bring the account back up to $250 or close it out.  If you do not respond to the request within thirty (30) days, the Fund may close the account on your behalf and send you the proceeds.

Involuntary Redemption

The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to, (1) if the shareholder fails to provide the Fund with identification required by law; (2) if the Fund is unable to verify the information received from the shareholder; and (3) to reimburse the Fund for any loss sustained by reason of the failure of the shareholder to make full payment of shares purchased by the shareholder.  Additionally, as discussed above, shares may be redeemed in connection with the closing of small accounts.

Share Certificates

If there are certificates representing your shares, endorse the certificates or execute a stock power exactly as your shares are registered.  Send the endorsed certificate (or executed stock power) together with your redemption request made in good order to the above address.

Inactive Accounts

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Fund is unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

Table of Contents - Prospectus

What About Dividend and Capital Gain Distributions?

The Fund intends to pay dividends and capital gains distributions, if any, on an annual basis.  Unless you elect otherwise, dividend and capital gains distributions will be paid in additional shares of the Fund.  You may elect to receive dividends and distributions by notifying the Fund in writing.  You may make this election on the Account Application.  You may change your election by writing to the Fund’s transfer agent or by calling 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents).

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value and to reinvest all subsequent distributions.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

What About Frequent Purchases and Redemptions of Fund Shares?

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  The Fund’s Board of Directors is committed to protecting long-term shareholders against market timing and has adopted a policy to discourage excessive trading (collectively, the “market timing policy”).  The market timing policy does not apply to the Fund’s systematic withdrawal plan or to reinvested dividends and capital gains.

In order to deter market timers and excessive trading, the Fund imposes a 2.00% redemption fee on the value of shares redeemed less than thirty (30) calendar days after the date of purchase.  Any proceeds of the fee will be paid to the Fund.  In addition, the Fund may temporarily or permanently bar future purchases into the Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.  Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

Investors are subject to these policies whether they are a direct shareholder of the Fund or they invest in the Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply this market timing policy to their customers who invest indirectly in the Fund, unless the financial intermediaries have the ability to apply the Fund’s market timing policy to their customers through such methods as implementing short-term trading limitations or restrictions or assessing the Fund’s redemption fee, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing policy.

If inappropriate trading is detected in an Omnibus Account registered in the name of a nominee, financial intermediary or plan sponsor, the Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  If inappropriate trading recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

Table of Contents - Prospectus

What About Taxes?

The Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code).  In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of realized net short-term capital gain over realized net long-term capital loss), the Fund will generally be relieved of Federal income tax on its investment company taxable income and net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) distributed to shareholders.  Amounts not distributed on a timely basis in accordance with a calendar distribution requirement are also subject to a nondeductible 4% excise tax.  To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as though paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions from investment company taxable income are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to shareholders at the lower rate applicable to dividend income).  Distributions of net capital gains designated by the Fund as capital gains dividends are taxable as long-term capital gains regardless of the length of time a shareholder may have held shares of the Fund.  The tax treatment of distributions treated as ordinary income, dividend income or capital gains will be the same whether the shareholder reinvests the distributions in additional shares or elects to receive such distributions in cash.  Shareholders will be notified each year of the amounts and nature of dividends and distributions, including the amount (if any) for that year that has been designated as capital gains distributions.  Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes.  Paying foreign withholding taxes may reduce the net amount of income paid to a Fund and the amount available for distribution to the Fund’s shareholders.

Certain individuals, trusts and estates may be subject to a net investment income (NII) tax of 3.8%.  The NII tax is imposed on the lesser of:  (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon a redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Table of Contents - Prospectus

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund. Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

How are the Fund’s Shares Distributed?

Distributor

UTC Financial Services USA, Inc., an affiliate of the Manager and The Trinidad and Tobago Unit Trust Corporation, is the distributor for the shares of the Fund in the United States.  UTC Financial Services USA, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.

Distribution Plan

The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 to allow payments by the Fund for certain distribution and service activities for the Fund and its shareholders.  Specifically, the Fund uses the Plan to pay registered broker-dealers or other persons that have entered into written agreements with the Fund, and to purchase advertising, sales literature, other promotional material and marketing services, and shareholder services.  The Trinidad & Tobago Unit Trust Co., an affiliated person of the Fund, holds shares of the Fund in an omnibus account on behalf of its clients, and it receives payments under the Plan for the distribution and service activities that it provides to its clients, including advertising, sales literature, other promotional material and marketing services, and shareholder services for such clients.  The Fund may pay up to 0.50% per year of its average daily net assets for such distribution, marketing services, shareholder services, and other service activities.  As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Table of Contents - Prospectus

Index Descriptions

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.  The index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Bloomberg Barclays U.S. Government/Credit Bond Index (formerly known as the Barclays U.S. Government/Credit Bond Index) is a widely-recognized unmanaged index consisting of over 3,000 issues compiled by Barclays.  Bonds in the index have an average maturity of approximately 6.64 years and are required to have a minimum maturity of at least one year.  Securities are all investment grade and fixed rate.

The Blended Index consists of the S&P 500 (70%) and the Barclays U.S. Government/Credit Bond Index (30%).

Table of Contents - Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five (5) fiscal years of operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., (formerly known as Cohen Fund Audit Services, Ltd.), whose report, along with the Fund’s financial statements, is included in the Annual Report which is available upon request.

UTC North American Fund

	For the Years Ended December 31,
Per Share Data (for a share outstanding throughout the year ):
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$8.90	$11.77	$10.84	$9.97	$9.45

Income from Investment Operations:
Net investment income (loss) (1)	0.03	(0.02)	(0.03)	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.66	(0.41)	1.19	1.45	0.53
Total from investment operations	0.69	(0.43)	1.16	1.46	0.57
Less distributions:
From net investment income	--	--	(0.05)	(0.04)	(0.05)
From net realized gains	(0.12)	(2.44)	(0.18)	(0.55)	--
Total distributions	(0.12)	(2.44)	(0.23)	(0.59)	(0.05)
Paid-in capital from redemption fees (2)	--	--	--	--	--
Net asset value, end of year	$9.47	$8.90	$11.77	$10.84	$9.97
Total return	7.80%	(3.71)%	10.65%	14.68%	6.04%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$41,632	$38,255	$41,150	$35,350	$30,921
Ratio of expenses to average net assets	2.21%	2.31%	2.14%	2.25%	2.49%
Net investment income to average net assets	0.33%	(0.15)%	(0.34)%	0.03%	0.43%
Portfolio turnover rate	120.25%	113.73%	4.79%	93.29%	45.95%

(1)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book to tax differences.
(2)	Less than $0.01 per share.

Table of Contents - Prospectus

Supplemental Information for Investors in Trinidad and Tobago:

(1)	(i)	This distribution is being made by a foreign mutual fund pursuant to disclosure documents prepared in accordance with foreign securities laws. Purchasers should be aware that these requirements may differ from those of Trinidad and Tobago.

(ii)
Certain of the directors and officers of the foreign mutual fund, and all of the experts named in the prospectus reside outside of Trinidad and Tobago.  Substantially all of the assets of these persons and of the foreign mutual fund may be located outside of Trinidad and Tobago.  The foreign mutual fund has appointed Trinidad and Tobago Unit Trust Corporation, UTC Financial Centre, #82 Independence Square, Port of Spain as its agent for Service of Process in Trinidad and Tobago.  It may not be possible for investors to effect service of process within Trinidad and Tobago upon all of the directors and officers referred to above.  It may also not be possible to enforce against the foreign mutual fund, its directors and officers, named in this prospectus judgments obtained in Trinidad and Tobago.

(iii)
Purchasers should also be aware that the experts responsible for any expertise statement, report or opinion in the prospectus have not submitted to the jurisdiction of Trinidad and Tobago and therefore it may not be possible for an investor to take legal proceedings against the experts in Trinidad and Tobago.

(iv)	The foreign mutual fund is incorporated or organized under the laws of a foreign jurisdiction and the rights and remedies available under Trinidad and Tobago law may not be available.

(2)	The foregoing together with the following documents incorporated herein by reference:

(i)	Certificate regarding use of the prospectus in Trinidad and Tobago

(ii)	Form of submission to Jurisdiction and Appointment of Agent for Services of Process for Mutual Funds

(iii)	Certificate regarding Appointment of Agent to distribute securities in Trinidad and Tobago

(iv)	Certificate of Compliance with securities legislation in the home jurisdiction

Which are filed with the Trinidad and Tobago Securities and Exchange Commission, constitutes full, true and plain disclosure of all material facts related to the securities being distributed by this prospectus

Dated: April 28, 2017	Dated: April 28, 2017
Signed: /s/ Amoy Van Lowe	Signed: /s/ Ian Chinapoo
Amoy Van Lowe – President	Ian Chinapoo – Executive Director
Duly authorized representative of:	Duly authorized representative of:
UTC North American Fund, Inc.	Trinidad & Tobago Unit Trust Corporation

Table of Contents - Prospectus

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Table of Contents - Prospectus

Investment Adviser
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port-of-Spain, Trinidad & Tobago

Sub-Advisor
Goldman Sachs Asset Management, L.P.
200 West Street
New York, New York 10282

Distributor
UTC Financial Services USA, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port-of-Spain, Trinidad & Tobago

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202-5306

Custodian
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, Wisconsin  53202

Table of Contents - Prospectus

To learn more about the Fund you may want to read the Statement of Additional Information (SAI) dated April 28, 2017 which contains additional information about the Fund.  The Fund’s SAI is incorporated by reference into this Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Fund’s investments by reading the annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-368-3322.  In addition, the Fund’s SAI and annual and semi-annual reports are available on the Fund’s website at www.ttutc.com.

Prospective investors and shareholders who have questions about the Fund may call the above number, write to the address below, or visit our website also shown below:

UTC North American Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI  53202
www.ttutc.com

The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the UTC North American Fund are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-1520.  Please refer to the Securities Act and Investment Company Act File Nos. 33‑37426 and 811‑06194 when seeking information about the UTC North American Fund from the Securities and Exchange Commission.

1940 Act File No. 811-06194

Table of Contents - Prospectus

STATEMENT OF ADDITIONAL INFORMATION
APRIL 28, 2017

UTC NORTH AMERICAN FUND, INC.

UTC North American Fund – (Ticker Symbol: UTCNX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the UTC North American Fund dated April 28, 2017.  Requests for copies of the prospectus should be made in writing to the below address or by calling the telephone number below.

The financial statements are incorporated by reference from the Annual Report dated December 31, 2016 (File Nos. 33-37426 and 811-6194), as filed with the Securities and Exchange Commission (“SEC”) on March 6, 2017.  Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-368-3322 (U.S. residents) or 1-868-624-8648 (non-U.S. residents).

UTC NORTH AMERICAN FUND
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Third Floor
Milwaukee, WI  53202
1-800-368-3322
Table of Contents - Statement of Additional Information

UTC NORTH AMERICAN FUND

Table of Contents - Statement of Additional Information

GENERAL INFORMATION AND HISTORY

UTC North American Fund, Inc. (the “Company” or “Fund”) is an open-end, diversified, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company is a Maryland corporation, incorporated on October 24, 1990.  Prior to January 1, 2009, the Fund’s name was The Chaconia Income and Growth Fund, Inc.  The Company currently consists of two series:  UTC North American Fund (formerly known as the Chaconia Income & Growth Fund) (the “Fund”) and the Chaconia ACS Fund.  (The Chaconia ACS Fund has not yet commenced operations.)

Description of Shares, Voting Rights and Liabilities

The Company’s capital stock consists of a single class of common stock, which is divisible into an unlimited number of series or classes.  Each Fund of the Company represents a separate series of common stock.  The authorized capital stock consists of 10,000,000 shares of common stock, of which 8,000,000 are allocated to the Fund and 2,000,000 are allocated to the Chaconia ACS Fund.  The Company’s Board of Directors is authorized to divide the unissued shares into one or more additional classes of common stock (which may be referred to as portfolios, funds or series), each class representing a separate, additional Company portfolio, and to fix the number of shares in any such class or series.

Shares of all classes will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected class.  Each share of any class of shares when issued has equal dividend, liquidation and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Fund.  All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.  Shares will be redeemed at net asset value, at the option of the shareholder.

The shares have noncumulative voting rights, which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.  The Company does not usually issue certificates evidencing the Fund’s shares.

The Company is not required to hold annual meetings of shareholders.  Special meetings of shareholders will be held for the consideration of proposals requiring shareholder approval by law, such as changing fundamental investment policies or upon the written request of 25% of the Company’s outstanding shares.  The directors will promptly call a meeting of shareholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares.  Such shareholders will receive communication assistance in connection with having such a meeting.  At any meeting of shareholders duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

Shareholder Approval

Other than the election of directors, which is by plurality, any matter for which shareholder approval is required by (1) the Maryland General Corporation Law, requires the affirmative vote of at least a majority of all votes cast at a meeting at which a quorum is present and (2) the 1940 Act, requires the affirmative vote of at least a “majority” (as defined by the 1940 Act) of the outstanding voting securities of the Company entitled to vote at a meeting called for the purpose of considering such approval.

Table of Contents - Statement of Additional Information

Pursuant to the Company’s Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the outstanding voting securities entitled to vote at a meeting of shareholders constitutes a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by law or in the Articles of Incorporation.  The 1940 Act defines a majority as the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions, which are matters of fundamental policy.  The Fund’s fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.          Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  (The 1940 Act currently permits the Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions, and it permits the Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed.)

2.          Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

3.          Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.          Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolios.

5.          Invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry.  U.S. government securities are excluded from this restriction.

The Fund observes the following restrictions as a matter of operating policy but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

1.          Purchase securities on margin.  However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options and other derivative instruments, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in fundamental investment restriction No. 1 above.

Table of Contents - Statement of Additional Information

2.          Sell securities short or write put and call options, except that the Fund may purchase and sell derivative instruments as described in this SAI.

3.          Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowing and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.

4.          Make investments for the purpose of exercising control or management of any company.

5.          Hold more than 15% of its net assets in illiquid securities.  If the value of the Fund’s illiquid securities exceeds 15% of the value of the net assets of the Fund, the excess must be sold as soon as practicable.

6.          Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

7.          Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

8.          Invest more than 5% of the value of its net assets in warrants (included, in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange).

9.          Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

10.          Invest in real estate, real estate limited partnerships, or oil, gas and other mineral leases.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to the Fund’s borrowing of money and investments in illiquid securities.  A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by the Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

INVESTMENT CONSIDERATIONS

The Fund is an open-end, diversified, management investment company.  As a diversified investment company, the Fund will not violate any of the above investment restrictions and will meet the requirement that: (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer, and (b) it will not invest more than 25% of its total assets in any one industry.  As detailed in the Prospectus, the Fund’s investment objective is to produce high current income and capital appreciation.  The Fund’s investment objectives are fundamental objectives and therefore may not be changed without the approval of shareholders.

Table of Contents - Statement of Additional Information

The following paragraphs provide a more detailed description of the investment policies and risks of the Fund than identified in the Fund’s Prospectus.  Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Company’s Board of Directors.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest.  Returns from the securities in which the Fund invests may underperform returns from the various general securities markets.  Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.  Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities.  The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security.  Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity.  During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices.  Securities may be difficult to value during such periods.  These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

The United States and other governments and the U.S. Federal Reserve and certain foreign central banks have taken steps to support financial markets.  For example, in recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates (though the U.S. Federal Reserve has recently raised interest rates), such as by purchasing bonds.  Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund.  The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable.  Legislation or regulation also may change the way in which the Fund, the Manager (as defined herein) and GSAM (as defined herein) are regulated.  Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally.  In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries.

Table of Contents - Statement of Additional Information

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

Common and Preferred Stock

Common stocks are units of ownership of a corporation.  Preferred stocks are stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Foreign Equities

The Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions.

The Fund may invest in foreign securities directly, or through American Depositary Receipts (“ADRs”) or other forms of depositary receipts, such as Global Depositary Receipts and European Depositary Receipts.  Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Investments in these types of securities, as well as securities of issuers that have significant operations or assets outside of the U.S., involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self‑sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as that of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant adverse effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

Table of Contents - Statement of Additional Information

Currency Fluctuations.  A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by the Fund, denominated in that currency.  Such changes will also affect the Fund to the extent it is invested in ADRs comprised of foreign securities.

Taxes.  The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Fund that may ultimately be available for distribution to the Fund’s shareholders.

Securities Subject to Reorganization

The Fund may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund’s portfolio managers, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.   Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses.

Debt Securities

The Fund may invest in debt securities, including those convertible into common stocks.  Debt purchased by the Fund, will consist of obligations of medium-grade or higher, having at least adequate capacity to pay interest and repay principal.  Non-convertible debt obligations will be rated BBB or higher by Standard & Poor’s Corporation (“S&P”), or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”).  Convertible debt obligations will be rated B or higher by S&P or B or higher by Moody’s.  Securities rated Baa by Moody’s are considered by Moody’s to be medium-grade securities and have adequate capacity to pay principal and interest.  Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  Securities rated B are referred to as “high-risk” securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time.  See “Appendix” to this Statement of Additional Information for a description of debt security ratings.

Debt Securities Ratings.  The ratings of S&P, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.  The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

Table of Contents - Statement of Additional Information

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The portfolio managers will consider such an event in determining whether the Fund involved should continue to hold the security.  For a more detailed description of ratings, see the Appendix.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

Warrants and Rights

The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time.  The Fund will not invest more than 2% of its total assets in warrants or rights that are not listed on the New York or American Stock Exchange.  For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specific time limit or perpetually.  Sometimes a warrant is offered with securities as an inducement to buy.  The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

When Issued, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss.

Borrowing

The Fund may not borrow money except as permitted by the 1940 Act.  Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3 % of its total assets.  To limit the risks attendant to borrowing, the Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings.  To the extent the Fund borrows money, positive or negative performance by the Fund’s investments may be magnified.  Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case.  Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case.  Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.  The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the Fund’s net investment income in any given period.

Table of Contents - Statement of Additional Information

The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.  Pledging or otherwise encumbering Fund assets entails certain risks.  For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

Repurchase Agreements

The Fund may enter into repurchase agreements, a form of lending. Under repurchase agreements, the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period. Repurchase agreements maturing in more than seven days are considered illiquid securities. The aggregate value of all of the Fund’s repurchase agreements may not exceed 33 1/3% of the value of the Fund’s total assets.

 Specifically, the Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the “underlying security”) from a well-established securities dealer in U.S. Government Securities or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund’s approved list. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund’s Board. The Manager will review and monitor the creditworthiness of those institutions under the Board’s general supervision.

At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) that the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible subnormal levels of income and lack of access to income during this period, and (3) expenses of enforcing its rights.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund’s assets.

Table of Contents - Statement of Additional Information

U.S. Government Securities

The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages.  The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities.  The guarantees do not extend to the securities’ yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of the Fund’s shares.  These securities are in most cases “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages may vary.  During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.  When the mortgage obligations are prepaid, the Fund will reinvest the prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time.  Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-through securities purchased at a discount.

Trinidad and Tobago Unit Trust Corporation

The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981).  The Unit Trust Corporation’s main office is located in the City of Port-of-Spain, Trinidad.  The Unit Trust Corporation is an entity whose purpose is to provide financial services such as investment vehicles, asset management, credit cards, and foreign exchange services to the citizens of Trinidad and Tobago.  The affairs of the Unit Trust Corporation are managed by a separate and distinct board of directors.

The Schemes of the Unit Trust Corporation are investment companies as defined under the 1940 Act managed by the Unit Trust Corporation.  The assets of the Schemes of the Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities.  The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with International Financial Reporting Standards and are reported in Trinidad and Tobago dollars.

Table of Contents - Statement of Additional Information

The 1940 Act limits the extent to which the Fund may purchase equity securities of the Schemes of the Unit Trust Corporation or any other investment companies.  No more than 10% of the Fund’s total assets may be used to purchase securities of other investment companies.  The Fund will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund.  As of December 31, 2016, the Fund had no investments in the Unit Trust Corporation.

Cybersecurity Considerations

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks.  In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity.  Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users).  In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Manager, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs.  Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties.

Temporary Investments

Under normal market conditions, the Fund may have money received from the purchase of Fund shares, or money received on the sale of other portfolio securities for which suitable investments consistent with the Fund’s investment objectives are not immediately available.  In that case, the Fund may have such monies invested in cash or cash equivalents.  In addition, the Fund is permitted, but does not normally intend to maintain all or a portion of its assets in cash or cash equivalents for temporary defensive purposes during abnormal market conditions.  To earn income on this portion of the Fund’s assets, the Fund may invest in “money market instruments,” a term that includes, among other things, U.S. government obligations, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less.  These investments are also used to help meet anticipated redemption requests or if other suitable securities are unavailable.  The Fund may reduce its holdings in equity and other securities and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units) for temporary defensive purposes, during periods in which the portfolio managers believe changes in economic, financial or political conditions make it advisable.

Table of Contents - Statement of Additional Information

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Investments in money market obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  Investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase.  The Fund may also make interest‑bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by the Fund in commercial paper will consist of issues rated at the time A-2 and/or P-2 by S&P, Moody’s or similar rating by another nationally recognized rating agency, excluding U.S. Government Securities.  In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the portfolio managers at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time.  The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper.  If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.  The Fund invests in variable amount master demand notes only when the portfolio manager deems the investment to involve minimal credit risk.

Portfolio Turnover

Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the portfolio manager, investment considerations warrant such action.  The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  The portfolio turnover rates for the fiscal years 2016 and 2015 were as follows:

	2016	2015
Portfolio Turnover Rate	120.25%	113.73%

Table of Contents - Statement of Additional Information

Disclosure of Portfolio Holdings

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters.  The portfolio holdings information provided in these reports is as of the end of the quarter in question.  Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual report to its shareholders.  Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Fund’s service providers which have contracted to provide services to the Fund, including, for example, the Fund’s custodian, the Fund’s servicing accountant and the Fund’s administrator, and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Fund’s investment adviser, provided that the service is related to the investment advisory services that the adviser provides to the Fund, and to a third-party when the Fund has a legitimate business purpose for doing so.  Specifically, the determination was made that the types of organizations listed below provide investors with a valuable service and therefore, it is in the best interests of the Fund’s shareholders to disclose the Fund’s portfolio holdings:

•	to the Fund’s auditors for use in providing audit opinions;

•	to financial printers for the purpose of preparing Fund regulatory filings;

•	for the purpose of due diligence regarding a merger or acquisition;

•	to rating agencies for use in developing a rating for the Fund;

•	to service providers, such as proxy voting services providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and

•	for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written agreement with a service provider of the Fund that has been approved by the Board of Directors of the Company, or pursuant to a written request for non-standard disclosure.  The President and any Vice President, acting separately or together, may approve a written request for non-standard disclosure, provided that they promptly report any such approval to the Board of Directors of the Company.

It is the Fund’s policy that neither the Fund, the portfolio manager nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

The Manager and GSAM may manage other accounts such as separate accounts, private accounts, unregistered products and portfolios sponsored by companies other than the Manager and/or GSAM.  These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings.  Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies.  Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Fund’s portfolio holdings disclosure policies.

Table of Contents - Statement of Additional Information

DIRECTORS AND OFFICERS

The overall management of the business and affairs of the Company is vested with its Board of Directors.  The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it.  The day‑to‑day operations of the Company are delegated to its officers, subject to the investment objectives and policies of the Company and to general supervision by the Board of Directors.

The Board of Directors is presently comprised of seven members, four of whom reside outside the United States.  Directors Douglas Camacho, Lucille Mair, Ian Chinapoo and L. Dominic Rampersad are residents of the Republic of Trinidad and Tobago.

The Maryland General Corporation Law subjects all directors and officers of the Company to fiduciary duties for the lawful management of the Company’s organization and operation, including federal and state securities laws.  Investors in the Fund may not be able to effect service of process within the United States upon the Company’s nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws.  The Company has appointed an agent for service of process in the states where the Company has registered its securities for offer and sale.

The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments.  Investors in the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

The names of each director and officer of the Company, their business addresses, positions held with registrant, length of term served, principal occupations during the past five years and other directorships held by each director during the past five years are listed in the table below.

Table of Contents - Statement of Additional Information

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Non-Interested Persons
Ajata Mediratta Age: 51 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	President of Greylock Capital Management, a hedge fund, 2008 to present	1	None
Lucille Mair Age: 73 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 70 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired	1	None

Table of Contents - Statement of Additional Information

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Dionne Hosten Age: 47 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Associate Partner & Co-Founder of CEO Succession Practice at ghSMART 2017 – Present; Vice President Global Talent Management at Ralph Lauren 2014 to 2016; Principal & Co-Founder of CEO Succession Practice at ghSMART 2012-2014; Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to 2014	1	None
Interested Persons
Douglas Camacho* Age: 63 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since February 2016	President, Guardian Holdings Limited, Strategic Investments & Projects 2010 to 2015	1	Trinidad and Tobago Unit Trust Corporation since 2016

Table of Contents - Statement of Additional Information

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held (During Past 5 Years) by Director
Ian Chinapoo* Age: 42 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad and Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014	Executive Director, Trinidad & Tobago Unit Trust Corporation, 2013 to present; From 2011 to 2013: 1) Managing Director – Corporate Lending & Investment Banking (regional role) and member of CIBC FirstCaribbean’s regional Senior Executive Team 2) Managing Director – FirstCaribbean International Bank Trinidad & Tobago Limited 3) Member of CIBC Global Leadership Team 4) Caribbean Business Lead for CIBC Wholesale Banking Group 5) Regional Co-Lead for Corporate Credit Enhancement Project (Reduction of Bank’s Portfolio Risk)	1	Trinidad and Tobago Unit Trust Corporation & its Subsidiaries since 2013
L. Dominic Rampersad* Age: 50 42 Valley View Drive Valley View Maracas, St. Joseph, Trinidad and Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014	President Phoenix Park Gas Processors Limited	1	Trinidad and Tobago Unit Trust Corporation since 2014

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

Table of Contents - Statement of Additional Information

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years
Amoy Van Lowe* Age: 48 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago, West Indies	President and Chief Executive Officer, Treasurer, Secretary and Chief Financial Officer	Indefinite, until successor elected; Since December 2009, Indefinite, until successor elected; Since June 2013
Vice President Advisory Services, Trinidad and Tobago Unit Trust Corporation, 2013-Present

Officer in Charge Financial Advisory & Wealth Management, Trinidad and Tobago Unit Trust Corporation 2011 to 2013

President UTC Financial Services, USA, Inc., 2009 to Present

Chief Marketing Officer - Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 2007 to 2011

VP Marketing Ag.,  Telecommunications Services of Trinidad and Tobago TSTT), 2006 to 2007

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

Qualification of Directors

The role of an effective director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations.  The Fund believes that the specific background of each director evidences those abilities and is appropriate to his or her serving on the Fund’s Board of Directors.  Each Director is an experienced businessperson, is familiar with financial statements, and takes a conservative and thoughtful approach to addressing issues facing the Fund.  Further information about each director is set forth in the table above describing the business activities of each director during the past five years.  This combination of skills and attributes led to the conclusion that each of the directors should serve as a Director.

Table of Contents - Statement of Additional Information

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Company and the Fund.  The Board has engaged the Fund’s investment adviser to manage the Fund and is responsible for overseeing the adviser and other service providers to the Company and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee and Nominating Committee to assist the Board in performing its oversight responsibilities.

The Company does not have a lead independent director, but governance guidelines provide that independent Directors will meet in executive session at each Board meeting.  The small size of the Board, consisting of three interested Directors and four independent Directors, facilitates open discussion and significant involvement by all of the Directors without the need for a formal lead independent director.  In addition, the independent Directors have significant input into the Board meetings.  The Directors believe that the use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Fund, identify risks, recognize shareholder concerns and needs and highlight opportunities.  In light of all these factors, the Company has determined that its leadership structure is appropriate.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Fund’s investment adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their service providers.

The Fund has an Audit Committee consisting solely of independent Directors.  The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and periodically with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Fund’s investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Committees

The Board of Directors has two committees, the Audit Committee and Nominating Committee. The members of both committees are comprised of Directors who are not “interested persons.” Currently, Lucille Mair, Ajatta Mediratta, Leon Thomas and Dionne Hosten are the members of the Audit Committee and the Nominating Committee.

Table of Contents - Statement of Additional Information

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices, to review the Fund’s audited financial statements, to act as a liaison between the Board of Directors and the Fund’s independent auditors and to recommend selection of an independent auditor to the Board of Directors.  The Audit Committee held two meetings during the fiscal year 2016.

The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.  The Nominating Committee did not hold any meetings during the fiscal year 2016.  The Nominating Committee meets only when necessary to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.  The Nominating Committee does not have a written charter.

The Nominating Committee will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as Directors, provided: (i) that the stockholder holds one or more series of the Fund at the time he or she submits such names and is entitled to vote at the meeting of stockholders at which Directors will be elected; and (ii) that the Nominating Committee or the Board of Directors, as applicable, will make the final determination of persons to be nominated.  Stockholder nominees will be evaluated in the same manner as committee nominees are evaluated.

Stockholders wishing to recommend a nominee should send their written recommendation to the chair of the Nominating Committee at an address maintained by the Fund’s investment adviser for this purpose.  This address is: Amoy E. Van Lowe, President of the Fund, c/o Trinidad and Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad and Tobago, West Indies.  The recommendation must contain: (i) the name, address and telephone number of, and number of Fund shares owned by, the stockholder (or group of stockholders), and the related account name, number and broker or account provider name; and (ii) if any such stockholder was not a record owner of the Fund at the time the recommendation was submitted, verification acceptable in form and substance to the Fund of the stockholder’s ownership of the Fund at the time the recommendation was made.

The Board of Directors has no other committees.

Compensation

The Fund pays each director $500 per quarter, regardless of the number of board meetings held and/or attended.  Directors also are reimbursed by the Fund for any expenses incurred in connection with attendance at the meetings.  The table below sets forth the compensation paid by the Fund to each of the Directors of the Fund during the fiscal year ended December 31, 2016.

The Board of Directors is presently comprised of seven members: Lucille Mair, Ajatta Mediratta, Leon Thomas, Dionne Hosten, Douglas Camacho, Ian Chinapoo and L. Dominic Rampersad.  Douglas Camacho was appointed as Chairman of the Board effective January 1, 2016.

Table of Contents - Statement of Additional Information

COMPENSATION TABLE

Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Non-Interested Persons
Ajata Mediratta	$2,000	$0	$0	$2,000
Lucille Mair	$2,000	$0	$0	$2,000
Leon W. Thomas	$2,000	$0	$0	$2,000
Dionne Hosten	$2,000	$0	$0	$2,000
Interested Persons
Douglas Camacho*	$0	$0	$0	$0
Ian Chinapoo*	$0	$0	$0	$0
L. Dominic Rampersad*	$2,000	$0	$0	$2,000

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

OWNERSHIP OF MANAGEMENT

The following table sets forth the dollar range of shares of the Fund beneficially owned by each director of the Fund as of December 31, 2016, which is also the valuation date:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in Family of Investment Companies
Non-Interested Persons
Ajata Mediratta	None	None
Lucille Mair	None	None
Leon W. Thomas	None	None
Dionne Hosten	None	None
Interested Persons
Douglas Camacho*	None	None
Ian Chinapoo*	None	None
L. Dominic Rampersad*	$10,001 - $50,000	$10,001 - $50,000

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

Table of Contents - Statement of Additional Information

The following table sets forth the shares of the Fund’s investment adviser, principal underwriter or person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund, beneficially owned by each director of the Fund and his or her Immediate Family Members (as defined in 26 U.S.C. § 152) as of December 31, 2016:

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Non-Interested Persons
Ajata Mediratta	None	None	None	None	None
Lucille Mair	None	None	None	None	None
Leon W. Thomas	None	None	None	None	None
Dionne Hosten	None	None	None	None	None
Interested Persons
Douglas Camacho*	None	None	None	None	None
Ian Chinapoo*	None	None	None	None	None
L. Dominic Rampersad*	None	None	None	None	None
* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  This person is a director of the Trinidad and Tobago Unit Trust Corporation – the Fund’s sponsor.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2017, the current directors and officers of the Fund as a group owned less than 1% of the Fund’s outstanding shares.

“Principal shareholders” are persons that beneficially or of record own 5% or more of the Fund’s outstanding shares.  A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders of the Fund for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Manager or GSAM.  As of March 31, 2017, the following are the principal shareholders of the Fund:

Name and Address	Shares	% Ownership	Type of Ownership
Trinidad & Tobago Unit Trust Co. UTC Financial Centre 82 Independence Square Port of Spain Trinidad & Tobago, W.I.	2,937,842.084	67.20%	Record
Guyana Bank for the Trade and Industry Limited High & Young Streets Kingston Georgetown	225,976.269	5.17%	Record

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Fund does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares, or acknowledges the existence of control.

Table of Contents - Statement of Additional Information

FUND MANAGER, SUB-ADVISOR AND ADMINISTRATOR

Fund Manager

Subject to supervision by the Board of Directors (the “Board”), investment management services are provided to the Fund by UTC Fund Services, Inc. (the “Manager”) pursuant to an investment management agreement executed by the Fund on February 26, 2009, and effective March 1, 2009 (“Management Contract”).  The Manager began managing the Fund’s assets on March 1, 2009.

The Manager is a Delaware limited liability company organized on December 8, 1997, and has been registered as an investment adviser with the SEC since February 26, 2009.  The Manager is a wholly owned subsidiary of the The Trinidad and Tobago Unit Trust Corporation (“Unit Trust Corporation”), a quasi-governmental entity which was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981).  The principal executive office of Unit Trust Corporation is located at the same address as the Manager.  The Fund is currently the only asset pool managed by the Manager.  As of December 31, 2016, the Manager’s parent, Unit Trust Corporation, had approximately $3.2 billion (U.S. dollars) in assets under management.

Under the Management Contract, the Manager provides a continuous investment program for the Fund and makes decisions and places orders to buy, sell or hold particular securities and futures.  The Manager also supervises all matters relating to the operation of the Fund and provides clerical staff, office space, equipment and services.  As compensation for its services, the Manager receives a fee at the annual rate of 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

The following tables indicate the advisory fees that the Fund paid during the last three fiscal year ends:

For Fiscal Year Ended:	Paid to UTC Fund Services, Inc.
December 31, 2016	$172,567
December 31, 2015	$177,203
December 31, 2014	$167,379

Under the Management Contract, the Manager will not be liable to the Fund for any error of judgment by the Manager or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Contract shall be specifically approved at least annually (i) by a majority vote of the independent directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Management Contract will remain in effect until terminated by either party.  The Management Contract is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 30 days’ written notice to the Manager.  The Management Contract also may be terminated by the Manager on 30 days’ written notice to the Fund.  The Management Contract terminates automatically upon its assignment (as defined in the 1940 Act).

Table of Contents - Statement of Additional Information

Sub-Advisor

The Manager entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 (“GSAM”) pursuant to which GSAM manages the equity component of the Fund (the “GSAM Sub-Advisory Agreement”), effective as of June 8, 2015. GSAM is an investment advisor registered under the Investment Advisers Act of 1940, as amended and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc.

The Manager serves as investment advisor to the Fund pursuant to the Management Contract; subject at all times to the supervision and approval of the Board, the Manager continues to be responsible for the overall management of the Fund. The Manager recommended to the Board, GSAM, for sub-advisory and other services necessary for the Fund to operate its equity component (“Equity Component”). Under the GSAM Sub-Advisory Agreement, the Manager delegates to GSAM authority to determine what investments should be purchased and sold, and to place orders for all such purchases and sales, regarding the Equity Component, on behalf of the Fund.

The GSAM Sub-Advisory Agreement provides that GSAM, subject to the oversight of the Manager and the Board, is responsible for managing the investment operations of its allocated portion of the Fund’s portfolio, and for making investment decisions and placing orders to purchase and sell securities, all in accordance with the investment objectives and policies of the Fund, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board.

The GSAM Sub-Advisory Agreement provides for GSAM to be compensated based on the average month end net assets of the Fund that are allocated to GSAM (at various breakpoints), with such percentage not to exceed 0.50%. GSAM is compensated from the fees that the Advisor receives from the Fund.  There will be no increases in the advisory fees paid by the Fund to the Manager as a consequence of the appointment of GSAM or the approval of the GSAM Sub-Advisory Agreement.

The GSAM Sub-Advisory Agreement may be terminated without the payment of any penalty: (i) by the Fund’s Board or the vote of a majority of the Fund’s outstanding voting securities, on 30 days’ written notice to GSAM or as otherwise permitted by the 1940 Act; (ii) by the Manager on 30 days’ written notice to GSAM; or (iii) by GSAM on 90 days’ written notice to the Manager.

The GSAM Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties thereunder, GSAM will not be liable for any loss arising out of any portfolio investment or disposition in connection with its activities as sub-advisor to the Fund.

Portfolio Managers

The Manager manages the Fund’s assets using a team specialized in managing international portfolios.  Karen Guyadeen-Gosine is responsible for investment strategy formulation and execution of the Fund.  Deyson Scott is responsible for the day-to-day management of the Fund’s assets. GSAM is the sub-advisor for the Equity Component of the Fund.  The investment team managing the Equity Component is comprised of Sean Gallagher and John Arege, CFA.

Table of Contents - Statement of Additional Information

Information regarding the accounts managed by each portfolio manager as of December 31, 2016, other than the Fund, is set forth below:

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Karen Guyadeen-Gosine	0 $0	3 $842 million	0 $0	0 $0	0 $0	0 $0

Deyson Scott	0 $0	3 $842 million	0 $0	0 $0	0 $0	0 $0

Sean Gallagher	13 $11,630 million	1 $142 million	26 $2,338 million	0 $0	0 $0	0 $0

John Arege	7 $4,012 million	1 $460 million	24 $4,407 million	0 $0	0 $0	0 $0

The Manager and GSAM have developed policies and procedures reasonably designed to mitigate conflicts when portfolio managers are responsible for managing accounts other than the Fund.  In particular, the Manager and GSAM have adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  Messrs. Gallagher and Arege are compensated for their services by GSAM.  The compensation for each portfolio manager of the Equity Component consists of a base salary and year-end discretionary variable compensation.  The base salary is fixed from year to year.  Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance and GSAM.  Additionally, portfolio managers have access to a 401(k) program and investment opportunity programs.

The following table outlines the forms of compensation paid to the portfolio managers by Trinidad & Tobago Unit Trust Corporation as of December 31, 2016.
Table of Contents - Statement of Additional Information

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Karen Guyadeen-Gosine	Salary	Trinidad & Tobago Unit Trust Corporation
Karen Guyadeen-Gosine receives a fixed monthly salary from the Corporation.  The Corporation reviews the salaries of its entire staff intermittently and makes adjustments based on the cost of living, the job scope and industry comparisons.  Her salary will not be based on the performance of the Fund or the value of the assets held in the Fund’s portfolio.

	Pension	Trinidad & Tobago Unit Trust Corporation	Karen Guyadeen-Gosine is required to contribute 5% of her pre-tax salary to the Corporation’s internally managed pension plan. The Corporation matches her contribution in the plan.
	Bonus	Trinidad & Tobago Unit Trust Corporation
As part of Karen Guyadeen-Gosine’s compensation, she may receive a discretionary bonus.  Bonuses are based on the achievement of the strategic and financial objectives of the Corporation and the performance appraisals of its employees.  The performance appraisals assess the fulfillment of financial, customer, process and learning goals set by the employees in collaboration with their supervisors at the start of the calendar year.  The goals identified for Karen Guyadeen-Gosine may be linked directly or indirectly to the performance of the Fund.  The Board of Directors of the Corporation determines the amount of the bonus.

Deyson Scott	Salary	Trinidad & Tobago Unit Trust Corporation
Deyson Scott receives a fixed monthly salary from the Corporation.  The Corporation reviews the salaries of its entire staff intermittently and makes adjustments based on the cost of living, the job scope and industry comparisons.  His salary will not be based on the performance of the Fund or the value of the assets held in the Fund’s portfolio.

	Pension	Trinidad & Tobago Unit Trust Corporation	Deyson Scott is required to contribute 5% of his pre-tax salary to the Corporation’s internally managed pension plan. The Corporation matches his contribution in the plan.
	Bonus	Trinidad & Tobago Unit Trust Corporation
As part of Deyson Scott’s compensation, he may receive a discretionary bonus.  Bonuses are based on the achievement of the strategic and financial objectives of the Corporation and the performance appraisals of its employees.  The performance appraisals assess the fulfillment of financial, customer, process and learning goals set by the employees in collaboration with their supervisors at the start of the calendar year.  The goals identified for Deyson Scott may be linked directly or indirectly to the performance of the Fund.  The Board of Directors of the Corporation determines the amount of the bonus.

Table of Contents - Statement of Additional Information

The dollar range of shares of the Fund beneficially owned by each portfolio manager as of December 31, 2016 is set forth below.

Name	Dollar Range of Equity Securities in the Fund
Karen Guyadeen-Gosine	None
Deyson Scott	None
Sean Gallagher	None
John Arege	None

Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”) located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as administrator and transfer agent (the “Transfer Agent”) to the Fund pursuant to an agreement with the Fund (the “Administrative Services Agreement”).  Pursuant to the Administrative Services Agreement, subject to the overall authority of the Board in accordance with Maryland law, the Administrator assists in the Fund’s administration and operation, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as preparation and maintenance of the Fund’s operating expense budget.  Over the last three fiscal years, the Fund paid the following amounts in administrative fees:

For Fiscal Year Ended:
December 31, 2016	$65,500
December 31, 2015	$66,287
December 31, 2014	$60,692

Custodian

U.S. Bank N. A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, serves as custodian for the Fund.  As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

Table of Contents - Statement of Additional Information

CODE OF ETHICS

The Company and the Fund’s distributor have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act.  Also, the Manager has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  The codes of ethics permit personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  The codes of ethics prohibit, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

PROXY VOTING POLICY

For Non-Equity Component Portfolio Securities

The Fund votes proxies for non-Equity Component securities in accordance with the Manager’s proxy voting policy.  The Manager generally votes as management recommends with respect to corporate governance issues and compensation plans, and, on social or corporate responsibility issues, the Manager votes in a manner that the Manager believes will be most likely to increase the value of the security.  Where the Fund’s share holdings represent a very small percentage of total outstanding shares of an issuer, the Manager may determine that voting the proxies would not materially benefit the Fund or its shareholders and may elect not to vote the proxies to save time and expense.

In the event that a vote presents a conflict of interest between the interests of the Fund and the Manager, the Manager will disclose the conflict to the Board and utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist the Manager with the voting based on the best interest of the Fund and its shareholders.  In the event an outside third party professional is not available, the Manager will seek advice from the Board with respect to voting the securities.

For Equity Component Portfolio Securities

GSAM votes proxies in accordance with their proxy voting policy (the “Proxy Voting Policy”).  Under the Proxy Voting Policy, GSAM’s guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, GSAM has developed customized proxy voting guidelines (the “Guidelines”). These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.

GSAM has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is GSAM’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, GSAM’s portfolio management team (“Portfolio Management Team”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Team is also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service.

Table of Contents - Statement of Additional Information

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM’s proxy voting policy and guidelines shall, upon the request of the Manager, be reviewed on a period basis with the Board.  Pursuant to the GSAM Sub-Advisory Agreement, the proxy voting authority granted to GSAM in relation to the portfolio securities of the Equity Component of the Fund, may be withdrawn by the Company, the Fund or Manager.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‑month period ended June 30, 2016 is available, without charge, upon request, by calling (800) 368‑3322 (for U.S. residents) or 1-868-624-8648 (for non-U.S. residents), and on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR, DISTRIBUTION PLAN AND SERVICE FEES

Distributor

UTC Financial Services USA, Inc. (formerly known as Chaconia Financial Services, Inc.) (the “Distributor”), an affiliate of the Trinidad and Tobago Unit Trust Corporation, is the distributor in the United States for shares of the Fund pursuant to a Distribution Agreement (the “Agreement”) dated November 8, 2002, between the Company and the Distributor.  The Agreement is re-approved annually by the Board.  The Distributor is a broker-dealer and a member of the Financial Industry Regulatory Authority (successor to the National Association of Securities Dealers, Inc. since July 24, 2002).  Shares of the Fund are offered on a continuous basis.  The Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Fund, will use its best efforts to distribute such shares.  The Distributor’s address is UTC Financial Services USA, Inc., c/o Trinidad and Tobago Unit Trust Corporation, UTC Financial Centre, 82 Independence Square, Port-of-Spain, Trinidad.

Distribution Plan

The Company has adopted a Distribution Plan applicable to the Fund under Section 12(b) and Rule 12b-1 of the 1940 Act.  The Distribution Plan was adopted in anticipation that the Fund will benefit from the Distribution Plan through increased sales of Shares, thereby reducing the Fund’s expense ratio and providing the Manager with an asset size that allows greater flexibility in management.  Pursuant to the Plan, registered broker-dealers and other persons (“Qualified Recipients”) that have rendered distribution assistance (whether direct, administrative or both) and that enter into written agreements with the Fund may receive fees for expenses incurred not to exceed 0.50% for the Fund, based on the average value of the “Qualified Holdings” of the applicable Qualified Recipient.  In addition, the Fund will purchase advertising, sales literature, other promotional material and marketing services.

Table of Contents - Statement of Additional Information

“Qualified Holdings” are all of the shares of the Fund beneficially owned by (1) a Qualified Recipient; (2) the customers (brokerage or other) of a Qualified Recipient; (3) the clients (investment advisory or other) of a Qualified Recipient; (4) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship; and (5) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of shares by, or shall have provided administrative assistance in relation to such purchases to, such customers, clients, accounts or members.

Qualified Recipients include the Trinidad & Tobago Unit Trust Co.  The Trinidad & Tobago Unit Trust Co., an affiliated person of the Fund, holds shares of the Fund in an omnibus account on behalf of its clients, and it receives payments under the Plan for the distribution and service activities that it provides to its clients, including advertising, sales literature, other promotional material and marketing services, and shareholder services for such clients.

The Fund will pay Qualified Recipients, during a fiscal year of the Fund, an aggregate amount not to exceed 0.50%, based on the average value of the Qualified Holdings of the applicable Qualified Recipient, which is paid quarterly, subject to compliance with guidelines adopted from time to time by the Board.

The aggregate amount paid by the Fund for the fiscal year ended December 31, 2016 was as follows:
Gross 12b-1 Fees	$195,134

SHAREHOLDER SERVICING FEE

The Fund has entered into a General Service Agreement with The Trinidad and Tobago Unit Trust Corporation pursuant to which the Unit Trust Corporation provides certain shareholder services and maintenance of shareholder accounts for the Fund’s shareholders located in Trinidad and Tobago.  As compensation for its services, the Unit Trust Corporation receives a service fee of 0.25% of the Fund’s average daily net assets, paid quarterly.

DETERMINATION OF NET ASSET VALUE

The net asset value (or price) per share of the Fund’s shares will fluctuate and normally is determined as of the close of trading on the New York Stock Exchange (the “Exchange”) (currently 4 p.m. Eastern time) each business day.  The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be, open on the following days: New Years Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value (or price) per share is computed by dividing the total value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding at such time.  The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Board.

Table of Contents - Statement of Additional Information

Securities for which the primary market is the National Association of Securities Dealer’s Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price.  Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board.  Short-term debt securities that mature in more than 60 days are valued at current market quotations.  Short-term debt securities which mature in 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board determines that such valuation does not represent fair value.

Following the calculation of security values in terms of currency in which the market quotation used is expressed (“local currency”), the valuing agent shall calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the valuing agent.  The value of other property owned by the Fund shall be determined in a manner that, in the discretion of the valuing agent of the Fund, most fairly reflects fair market value of the property on such date.

Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated.  The Fund calculates its net asset value per share and, therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities will be valued at fair value as determined in good faith according to procedures adopted by the Board.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the portfolio or Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

PURCHASE AND REDEMPTION OF SHARES

The procedure for purchasing shares of the Fund is summarized in the prospectus under “How do You Purchase Shares of the Fund?” and the procedure for redemption of shares is summarized in the prospectus under “How do You Sell Shares of the Fund?”  Investors may now elect to purchase shares through the continuing automatic investment plan as described in the prospectus.

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any 90-day period for any one shareholder.  The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Fund’s portfolio.  The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed.  If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Table of Contents - Statement of Additional Information

It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Upon receiving returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then it will determine whether the investor’s account has been legally abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

INACTIVE ACCOUNTS

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Upon receiving returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

ALLOCATION OF INVESTMENT OPPORTUNITIES

There may be times when a given investment opportunity is appropriate for some, or all, of the Manager’s and/or GSAM’s other client accounts. It is the policy and practice of the Manager and GSAM not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Fund, over a period of time on a fair and equitable basis.

If the Manager and/or GSAM determines that a particular investment is appropriate for more than one client account, the Manager and/or GSAM may aggregate securities transactions for those client accounts (“block trades”).  To ensure that no client account is disadvantaged as a result of such aggregation, the Manager and GSAM have adopted policies and procedures to ensure that the Manager or GSAM, respectively, does not aggregate securities transactions for client accounts unless they believe that aggregation is consistent with their duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Manager and GSAM aggregate securities transactions.  No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to client accounts’ participation.

Table of Contents - Statement of Additional Information

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Management Contract states that in connection with its duties to arrange for the purchase and the sale of securities and futures held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Manager shall select such registered broker-dealers (“brokers”) as shall, in its judgment, achieve the policy of “best execution,” (i.e., prompt and efficient execution at the most favorable securities price).  In making such selection, the Manager is authorized in the Management Contract to consider the reliability, integrity and financial condition of the brokers.  The Manager is also authorized by the Management Contract to consider whether the brokers provide brokerage and/or research services to the Fund and/or other accounts of the Manager.  The aggregate amount of brokerage commissions paid by the Fund during the fiscal years 2016, 2015 and 2014 were $50,173, $27,008 and $632, respectively.

The Management Contract states that the commissions paid to brokers may be higher than other brokers would have charged if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction on the Manager’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Manager shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.  The Management Contract provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Manager shall be prepared to show that commissions paid (i) were for purposes contemplated by the Management Contract; (ii) were for products or services which provide lawful and appropriate assistance to its decision making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments.  The research that the Manager receives for brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

The debt securities which will be the principal component of the Fund’s portfolio are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Money market instruments usually trade on a “net” basis as well.  On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Brokerage commissions in Trinidad and Tobago, as in the U.S., are negotiable.  Trinidad and Tobago brokers, which act as agent, and dealers, which act as principal, are subject to government regulation if they deal with public investors.

Pursuant to a plan adopted by the Board under, and subject to the provisions of Rule 10f-3 under the 1940 Act, the Fund may purchase securities during the existence of an underwriting or selling syndicate, when a principal underwriter is an affiliate of the Fund. The plan and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discounts and amount of purchase, and require a review by the Board of any such transactions at least quarterly.

Table of Contents - Statement of Additional Information

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board in additional shares of the Fund having an aggregate net asset value as to the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution.  An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution.  There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions.  There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.  However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis.

Taxes

The Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”).  The Fund has so qualified in each of its fiscal years.  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities if the Fund did not qualify as a regulated investment company under Subchapter M.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.  At December 31, 2016, the Fund had net capital loss carryforwards in the amount of $1,501,271 (short term) and $115,536 (long term).  During the 2016 fiscal year, the Fund did not utilize any capital loss carryforwards.

The Fund intends to distribute at least 90% of its net investment income and net capital gains each fiscal year.  Dividends from the Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund’s net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares.  Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the Fund.  A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

Certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%.  The NII tax is imposed on the lesser of:  (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon a redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of certain ordinary dividends and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2018, to shareholders that fail to meet prescribed information reporting or certification requirements.  In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively.

Table of Contents - Statement of Additional Information

Any dividend or capital gains distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long term or short term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder does not provide a correct social security number or other tax identification number and does not certify under penalty of perjury that such number is correct and that he is not subject to backup withholding.

The Transfer Agent is required to send shareholders and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions (both taxable and tax-exempt) paid to shareholders during the preceding year.  This statement should be kept as a permanent record.  A fee may be charged for any duplicate information requested.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules. Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods. A shareholder should contact the Fund to make, revoke or change the shareholder’s election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Table of Contents - Statement of Additional Information

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm, Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, audits the Fund’s annual financial statements, reviews the Fund’s federal income tax returns, and may perform other professional accounting, auditing, tax and related services when engaged to do so by the Fund.  Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

FINANCIAL STATEMENTS

The financial statements for the Fund for the period January 1, 2016 through December 31, 2016 are incorporated herein by reference from the Fund’s Annual Report, as filed with the SEC on March 6, 2017.  A copy of the Annual Report for the Fund may be obtained without charge by contacting the Fund at the address located on the front of this SAI or by calling 1-800-368-3322 (for U.S. residents) or 1-868-624-8648 (for non-U.S. residents).

Table of Contents - Statement of Additional Information

APPENDIX
 DESCRIPTION OF SECURITIES RATINGS

S&P’s Debt Ratings.  A S&P corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default ‑ capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.
II.	Nature of and provisions of the obligation.
III.	Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such they pertain to senior obligations of such entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA - Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Debt rated BBB has an adequate capacity to pay interest and repay principal.  Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Table of Contents - Statement of Additional Information

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Bond Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Table of Contents - Statement of Additional Information

S&P’s Commercial Paper Ratings.  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Table of Contents - Statement of Additional Information

Moody’s Preferred Stock Ratings.

aaa.  An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa.  An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a.  An issue which is rated a is considered to be an upper medium grade preferred stock.  While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

baa.  An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present, but may be questionable over great length of time.

ba.  An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b.  An issue which is rated b generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa.  An issue which is rated caa is likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payment.

ca.  An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with the little likelihood of eventual payment.

c.  This is the lowest rated class of preferred or preference stock.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P’s Preferred Stock Ratings.

AAA.  This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA.  A preferred stock issue rated AA also qualifies as a high quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

Table of Contents - Statement of Additional Information

A.  An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB.  An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC.  Preferred stock rated BB, B and CCC are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC.  The rating CC is reserved for a preferred stock in arrears on dividends or sinking Equity Fund payments but that is a nonpaying issue with the issuer in default on debt instruments.

The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Table of Contents - Statement of Additional Information

UTC NORTH AMERICAN FUND, INC.
PART C
OTHER INFORMATION

Item 28.  Exhibits.

(a)	Articles of Incorporation, as amended [7]

(b)	By-Laws, as amended [3]

(c)	See relevant portions of Articles of Incorporation and Bylaws, as amended

(d)	(i)	Fund Investment Advisory Agreement between the Registrant and UTC Fund Services, Inc. [5]

(ii)	Sub-Advisory Agreement between UTC Fund Services, Inc. and Goldman Sachs Asset Management, L.P. [8]

(e)	Distribution Agreement between the Registrant and UTC Financial Services USA, Inc. (formerly known Chaconia Financial Services, Inc.) [2]

(f)	None

(g)	Custody Agreement between the Registrant and U.S. Bank, N.A. (formerly Firstar Bank N.A.) [1]

(h)	(i)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) [4].

(ii)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) [1]

(iii)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) [1]

(iv)	Amendment to Custody, Fund Administration and Transfer Agent Servicing Agreements [4]

(v)	Form of Power of Attorney [5]

(vi)	Power of Attorney [6]

(vii)	Power of Attorney [8]

(i)	Opinion and Consent of Counsel – Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith

(k)	None

(l)	Subscription Agreement [8]

(m)	Distribution Plan [8]

(n)	None

(o)	Not Applicable

(p)	(i)	Code of Ethics of the Registrant and UTC Financial Services USA, Inc. (formerly known as Chaconia Financial Services, Inc.) [2]

(ii)	Code of Ethics and Professional Conduct of UTC Fund Services, Inc. [5]

(iii)	Code of Ethics of Goldman Sachs Asset Management, L.P. [8]

[1]
Previously filed as an exhibit to Post-Effective Amendment No. 19 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 19 was filed with the SEC on February 7, 2001.

[2]
Previously filed as an exhibit to Post-Effective Amendment No. 22 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 22 was filed with the SEC on April 29, 2003.

[3]
Previously filed as an exhibit to Post-Effective Amendment No. 23 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 23 was filed with the SEC on April 28, 2004.

[4]
Previously filed as an exhibit to Post-Effective Amendment No. 27 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 27 was filed with the SEC on April 30, 2007.

[5]
Previously filed as an exhibit to Post-Effective Amendment No. 29 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 29 was filed with the SEC on February 27, 2009.

[6]
Previously filed as an exhibit to Post-Effective Amendment No. 34 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 34 was filed with the SEC on April 30, 2012.

[7]
Previously filed as an exhibit to Post-Effective Amendment No. 36 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 36 was filed with the SEC on April 30, 2013.

[8]
Previously filed as an exhibit to Post-Effective Amendment No. 42 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 42 was filed with the SEC on April 29, 2016.

Item 29.  Persons Controlled by or under Common Control with Registrant.

None.

Item 30.  Indemnification.

The basic effect of the respective indemnification provisions of the Registrant’s Articles of Incorporation and By-Laws and section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant, the Investment Manager and selected broker-dealers, to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, Manager and selected broker-dealers pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, office or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the Investment Manager and selected broker-dealers in connection with the shares being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser.

Besides serving as investment adviser to the Fund, UTC Fund Services, Inc. (the “Manager”) is not currently (and has not during the past two years) engaged in any other business, profession, vocation or employment of a substantial nature.  Information regarding the business, vocation or employment of a substantial nature of the Manager and its officers is incorporated by reference to the information contained in Part B of this Registration Statement and to the Forms ADV filed under the Investment Advisers Act of 1940 by the Manager.

Item 32.  Principal Underwriters.

(a)    Please see the Fund’s disclosure under the heading “Distributor, Distribution Plan and Service Fees - Distributor” in the Fund’s Statement of Additional Information dated April 28, 2017 for information regarding the Fund’s distributor, UTC Financial Services USA, Inc.

(b)    The principal business address of UTC Financial Services USA, Inc. is c/o Trinidad and Tobago Unit Trust Corporation, UTC Financial Centre, 82 Independence Square, Port-of-Spain, Trinidad and to the best of Registrant’s knowledge, the following are the directors and officers of UTC Financial Services: Amoy Van Lowe – President/Director, Elizabeth McGuire – (FINOP), Crystal Rodriguez – Director and Beverly-Ann Holford-Jack – Director.

(c)    Not Applicable

Item 33.  Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a‑1 through 31a-3 promulgated thereunder are maintained at the following locations:

Records Relating to:	Are located at:

(1) Registrant’s fund accounting servicing agent, sub-administrator and transfer agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
(2) Registrant’s investment advisers	UTC Fund Services, Inc. c/o Trinidad and Tobago Unit Trust Corporation UTC Financial Centre 82 Independence Square Port-of-Spain, Trinidad and Tobago
UTC Fund Services USA, Inc. 1000 Brickell Avenue, Suite 600 Miami, Florida 33131
(3) Registrant’s custodian	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Item 34.  Management Services.

Not Applicable

Item 35.  Undertakings.

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of April, 2017.

UTC NORTH AMERICAN FUND, INC.

By:	/s/ Amoy Van Lowe
Amoy Van Lowe, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

NAME	TITLE	DATE
/s/ Amoy Van Lowe Amoy Van Lowe	President, Chief Executive Officer and Acting Treasurer and Chief Financial Officer	April 28, 2017
Ian Chinapoo+	Director	*
Douglas Camacho+	Director	*
Dionne Hosten+	Director	*
Lucille Mair+	Director	*
Ajatta Mediratta+	Director	*
L. Dominic Rampersad+	Director	*
Leon W. Thomas+	Director	*

+By:  /s/ Jeffery R, Atkin
          Jeffery R. Atkin
          Attorney-in-fact*

          *Signature is affixed as of April 28, 2017.  Powers of
           attorneys previously filed as exhibits.

Signature Page

Exhibit Index
Pursuant to Securities Act Rule 483
Exhibit

(a)	Articles of Incorporation, as amended*

(b)	By-Laws, as amended*

(c)	See relevant portions of Articles of Incorporation and Bylaws, as amended

(d)	(i)	Fund Investment Advisory Agreement between the Registrant and UTC Fund Services, Inc.*

(ii)	Sub-Advisory Agreement between UTC Fund Services, Inc. and Goldman Sachs Asset Management, L.P.*

(e)	Distribution Agreement between the Registrant and UTC Financial Services USA, Inc. (formerly known as Chaconia Financial Services, Inc.)*

(f)	None

(g)	Custody Agreement between the Registrant and U.S. Bank N.A. (formerly Firstar Bank, N.A)*

(h)	(i)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC)*

(ii)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC)*

(iii)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC)*

(iv)	Amendment to Custody, Fund Administration and Transfer Agent Servicing Agreements*

(v)	Form of Power of Attorney*

(vi)	Power of Attorney*

(vii)	Power of Attorney*

(i)	Opinion and Consent of Counsel – Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith

(k)	None

(l)	Subscription Agreement*

(m)	Distribution Plan*

(n)	None

(o)	Not Applicable

(p)	(i)	Code of Ethics of the Registrant and UTC Financial Services USA, Inc. (formerly known as Chaconia Financial Services, Inc.)*

(ii)	Code of Ethics and Professional Conduct of UTC Fund Services, Inc.*

(iii)	Code of Ethics of Goldman Sachs Asset Management, L.P.*

* Incorporated by reference.

Index